EXHIBIT 99.1

CERTIFICATIONS PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 11-K of the Savings Plan (the “Plan”) of the Connecticut Water Company (the “Company”) for the period ended December 31, 2002 as filed with as filed by with the Securities and Exchange Commission on the date hereof (the “Report”), we, Marshall T. Chiaraluce, Chief Executive Officer of the Company, and David C. Benoit, the Chief Financial Officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Plan.

/s/ Marshall T. Chiaraluce	/s/ David C. Benoit

Marshall T. Chiaraluce	David C. Benoit
Chief Executive Officer	Chief Financial Officer
June 27, 2003	June 27, 2003

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Connecticut Water Service, Inc. and will be retained by Connecticut Water Service, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

The foregoing certifications are being furnished solely pursuant to 18 U.S.C. Section 1350 and are not being filed as part of the Report or as a separate disclosure document. This certification shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to liability under that section. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act except to the extent this Exhibit 99.1 is expressly and specifically incorporated by reference in any such filing.